SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                                   reported):
                                October 15, 2003
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                          Asbury Automotive Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
     -----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


             5511                                            01-0609375
----------------------------------           ----------------------------------
     (Commission File Number)                (IRS Employer Identification No.)


              Three Landmark Square, Suite 500, Stamford, CT 06901
         --------------------------------------------------------------

               (Address of principal executive offices) (Zip Code)

                                 (203) 356-4400
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 5.  Other Events and Regulation FD Disclosure.

The registrant issued a press release on October 15, 2003, announcing that it disclosed selected preliminary financial information for the quarter ended September 30, 2003 in conjunction with its live "investor day" video web cast, which press release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit No.                Description

99.1                       Press Release dated October 15, 2003.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ASBURY AUTOMOTIVE GROUP, INC.



Date:  October 15, 2003                    By:    /s/  J. Gordon Smith
                                                  ----------------------
                                           Name:  J. Gordon Smith
                                           Title: Senior Vice President and
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1     Press Release dated October 15, 2003